                                                                   Exhibit 10.19

                               EMPLOYMENT CONTRACT
                                  (Fixed Term)

Party A: Arki (Beijing) E-commerce Technology Co., Ltd.

Party B: Yao, Dong

                               Date: March 1, 2008

Produced by the Beijing Municipal Labor and Social Security Bureau
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     In accordance with the People's Republic of China Labor Law, People's
Republic of China Labor Contract Law, and relevant laws and regulations, and on the basis of equality and willingness, the Parties have mutually agreed to execute this Contract and to abide by the following terms and conditions.

                          I. BACKGROUND OF THE PARTIES

1. Party A: Arki (Beijing) E-commerce Technology Co. Ltd.

Legal Representative (Person in Charge) or Agent: Gao, Jianmin

Registered Address: 2503B05 China Central Place, No. 77, Jianguo Road, Chaoyang
                    District, Beijing

Business Address: 2503B05 China Central Place, No. 77, Jianguo Road, Chaoyang
                  District, Beijing

2. Party B: Yao, Dong Gender: Male

Household Type (non-agricultural or agricultural): non-agriculture

ID Card No.: 120222197811073114

Other valid certificate name: _______________________  No.: ______________

Start Date of Employment at Party A: March 1, 2008

Home Address: 11-1-401 Jingtian Apartments Chenchang Road, Beichen District,
              Tianjing Zip code: 300134

Residential Address in Beijing: China Central Place, Chaoyang District, Beijing
Zip code: 100025

Registered Permanent Residence: Tianjin (City) Beichen District (Town) _________
                                Street (Village)______________________

                            II. TERM OF THE CONTRACT

3. This Contract is a fixed term employment contract.

This Contract enters into effect on March 1, 2008, and the probation period ends on May 1, 2008. The Contract shall expire on March 1, 2013.

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                          III. JOB CONTENT AND LOCATION

4. Party B agrees to assume the position of Network Director (post) according to
Party A's actual needs.

5. According to Party A's actual needs, Party B shall work at Suite 2503,
Building 3, China Central Place, Chaoyang District, Beijing.

6. Party B's work performanc shall meet the following standards _______________.

                     IV. WORKING HOURS, LEAVE, AND VACATION

7. The normal working hours of Party B shall be eight hours each day.

If Party A uses the Standard Working Time System, Party B shall not work more than 8 hours a day and 40 hours a week. Party B shall not work on Saturdays and
Sundays.

If Party A uses the Cumulative Calculation Working Time System or the Non-fixed
Working Time System, Party A must obtain an Administrative Permit for Special
Working Time System from the Labor Administrative Department in advance.

8. Party B shall refer to the Employee Handbook for Party A's Leave and Vacation
Policy.

                                    V. SALARY

9. Party A shall pay Party B salary in cash before the 5th of each month, in the amount of 5,000 Yuan a month or in accordance with ____________.

Party B's salary during the trial period is 5,000 Yuan.

Additional stipulations by the Parties on salary: _____________

10. During Party A's production downtime, Party A shall pay Party B monthly living expenses in the amount of _________ Yuan or in accordance with _________.

           VI. SOCIAL SECURITY INSURANCE AND OTHER INSURANCE BENEFITS

11. Party A and Party B must take part in social security insurance. Party A shall handle the procedures relating to the social security insurance for Party
B and undertake the corresponding obligations according to the regulations of the State and the Beijing Municipality.

12. The medical treatment for Party B during illness or in case of non work-related injury shall follow the relevant regulations of the State and the
Beijing Municipality. Party A shall pay Party B's sick leave salary at a rate equal to ______________.

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13. In case Party contracts occupational disease or suffers work-related injury, the benefits for Party B shall follow the relevant regulations of the State and the Beijing Municipality.

14. Party A shall provide Party B the following benefits _______________.

   VII. LABOR PROTECTION, LABOR CONDITIONS AND OCCUPATIONAL HAZARD PREVENTION

15. Party A shall provide Party B with the necessary safety measures and labor protection products according to the needs of the position and in accordance with the relevant state labor safety and health requirements.

16. Party A shall establish safe production policies in accordance with the relevant State laws and regulations. Party B shall strictly abide by Party's A labor safety policies to prevent accidents during the process of operation and reduce occupational hazards. Illegal operations are strictly prohibited.

17. Party A shall establish and improve the policies for occupational disease prevention, strengthen the management of occupational disease prevention, and improve occupational disease prevention.

            VIII. CONTRACT TERMINATION, EXPIRATION, AND SEVERANCE PAY

18. The Parties shall terminate, discharge, or renew the Employment Contract in accordance with the "People's Republic of China Labor Contract Law" and the
relevant regulations of the Beijing Municipality.

19. Upon termination or discharge of this Contract, Party A shall issue Party B proof of such termination or discharge and handle the procedures relating to file and social insurance transfer for Party B within fifteen days.

20. Party B shall carry out work handover as agreed by the Parties. If severance pay is required, it shall be paid upon completion of the work handover.

                            IX. ADDITIONAL PROVISIONS

21. The Parties agree to add the following provisions to this Contract:

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                  X. LABOR DISPUTE RESOLUTION AND MISCELLANEOUS

22. In the event of any dispute with respect to the performance of this
Contract, the Parties may submit the relevant dispute to Party A's Labor Dispute
Mediation Committee for mediation; in the even the mediation fails, the Parties may submit the dispute to the Labor Dispute Arbitration Commission for arbitration. Either Party also may submit the dispute to the Labor Dispute
Arbitration Commission for arbitration directly.

23. The Arki (Beijing) E-commerce Technology Ltd. Co. Employee Handbook is annexed to this Contract as Exhibit.

24. If there is any non-stipulated matter or any conflict between this Contract and any future regulation of the State or the Beijing Municipality, the Contract
shall be executed in accordance with the relevant regulation.

25. This Contract is in duplicate copies, each Party holding one copy.

Party A (official seal)

Legal Representative (Person in Charge) or Agent (signature or stamp)

Party B (signature or stamp)

Date: March 1, 2008

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